UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 6, 2019

Date of Report (Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 218-7910

_____________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GRIF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On June 6, 2019, Griffin Industrial Realty, Inc. (“Griffin” or “Registrant”) issued a press release announcing that in the three months ended May 31, 2019 (the “2019 second quarter”) a tenant that leased approximately 34,000 square feet in Griffin’s two multi-story office buildings in Griffin Center in Windsor, Connecticut under leases scheduled to expire on July 31, 2019 relocated into approximately 25,000 square feet in one of those Griffin Center office buildings under a new six year lease. This tenant relocation resulted in a net reduction of approximately 9,000 square feet of office/flex space under lease. Also in the 2019 second quarter, an approximately 23,000 square foot lease in one of Griffin’s Connecticut industrial/warehouse buildings expired and was not renewed.

As of May 31, 2019, Griffin’s twenty-five industrial/warehouse buildings aggregating approximately 3,645,000 square feet (89% of Griffin’s total real estate portfolio) were 94% leased. Most of the industrial/warehouse vacancy reflects 6975 Ambassador Drive (“6975 Ambassador”), an approximately 134,000 square foot building in the Lehigh Valley of Pennsylvania that was built on speculation and completed in the fiscal 2018 fourth quarter that is not yet leased. Griffin’s twelve office/flex buildings aggregating approximately 433,000 square feet were 72% leased as of May 31, 2019. Griffin’s total real estate portfolio of approximately 4,078,000 square feet was 92% leased as of May 31, 2019 (95% leased excluding 6975 Ambassador).

A copy of Griffin’s June 6, 2019 press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant’s June 6, 2019 Press Release (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: June 6, 2019